UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 18, 2010

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 18, 2010, the Federal Trade Commission notified Merit Medical Systems, Inc. (“Merit Medical”) that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), had been granted effective immediately with respect to Merit Medical’s proposed merger, contemplated by the Agreement and Plan of Merger, dated as of May 13, 2010 (the “Merger Agreement”), among Merit Medical, its wholly-owned subsidiary Merit BioAcquisition Co., and BioSphere Medical, Inc. (“BioSphere”), pursuant to which BioSphere would become a wholly-owned subsidiary of Merit Medical.  The grant of early termination has the effect of ending the HSR Act waiting period relating to the Merger Agreement.  The proposed merger remains subject to other customary closing conditions, including the approval of BioSphere’s stockholders.

The Merger Agreement was previously disclosed by Merit Medical as an exhibit to a Current Report on Form 8—K filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2010, as amended.  The Merger Agreement is also discussed in detail in the preliminary proxy statement filed by BioSphere with the SEC on June 10, 2010 concerning the proposed merger and the proposed special meeting of the BioSphere stockholders to consider and vote on a proposal to adopt the Merger Agreement.

ADDITIONAL INFORMATION ABOUT THE PROPOSED MERGER AND WHERE TO FIND IT.

In connection with the proposed merger, BioSphere filed a preliminary proxy statement with the SEC on June 10, 2010. When completed, BioSphere will file a definitive proxy statement and form of proxy with the SEC and mail those to its stockholders.  BEFORE MAKING ANY VOTING DECISION, BIOSPHERE’S STOCKHOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT, CAREFULLY SINCE THESE PROXY STATEMENTS CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION ABOUT BIOSPHERE, MERIT MEDICAL, THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain a free copy of the preliminary proxy statement, the definitive proxy statement (when available) and other documents filed with the SEC by BioSphere or Merit Medical through the web site maintained by the SEC at www.sec.gov.

Merit Medical and BioSphere, their respective officers, directors and certain of their management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of BioSphere in favor of the acquisition.  Information about the officers and directors of Merit Medical and their ownership of Merit Medical securities is set forth in the proxy statement for Merit Medical’s 2010 Annual Meeting of Stockholders filed with the SEC on April 4, 2010.  Information about the officers and directors of BioSphere and their ownership of BioSphere securities is set forth in the preliminary proxy statement relating to the proposed merger filed with the SEC by BioSphere on June 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: June 22, 2010	By:	/s/ Rashelle Perry
Chief Legal Officer